FutureVest Variable Adjustable Life

Individual Flexible Premium Variable Adjustable Life Insurance Policies

Issued by: Wilton Reassurance Life Company of New York

Through:

Allstate Life of New York Variable Life Separate Account A

Updating Summary Prospectus

Supplement dated November 1, 2021

to the

Updating Summary Prospectus dated April 30, 2021

Wilton Reassurance Life Company of New York (“WRNY”) is supplementing the updating summary prospectus dated April 30, 2021 for the FutureVest policy (the “Policy”) to provide information regarding the merger (the “Merger”) of Allstate Life Insurance Company of New York (“ALNY”) with and into WRNY. Please read this supplement carefully and retain it for future reference. Capitalized terms not otherwise defined in this supplement have the meanings given to them in the prospectus. Except as modified in this supplement, all other terms and information in the prospectus remain unchanged.

On October 1, 2021, Wilton Reassurance Company (“WRAC”) acquired Allstate Life Insurance Company of New York (“ALNY”). On November 1, 2021 ALNY merged into WRNY a subsidiary of WRAC (the “Merger”).

Before the Merger, ALNY was the issuer of your Policy. After the Merger, ALNY’s corporate existence ceased by operation of law, and WRNY assumed legal ownership of all of the assets of ALNY, including Allstate Life of New York Variable Life Separate Account A (the “Separate Account”) that funds the Policy, and the assets of the Separate Account. As a result of the merger, WRNY became responsible for all liabilities and obligations of ALNY, including those created under your Policy.

The Merger did not affect the terms of, or the rights and obligations under, your Policy, other than to change the insurance company that provides your Policy benefits from ALNY to WRNY. The Merger did not affect your Policy’s values or result in any adverse tax consequences for any Policy owners. Policy owners will not be charged additional fees or expenses as a result of the Merger.

All references in the prospectus to Allstate Life Insurance Company of New York are changed to Wilton Reassurance Life Company of New York.

You will receive a Policy endorsement from WRNY that reflects the change from ALNY to WRNY. Until we amend all forms we use that are related to the Policy, we may still reflect ALNY in correspondence and disclosure to you.

The Policy is no longer available for new sales, but owners of outstanding Policies may continue to make additional premium payments.

You can contact us about your Policy by writing to us at P.O. Box 660191, Dallas, TX 75266-0191 or calling us at 1-800-268-5619. You may obtain a copy of the Prospectus without charge by going to https://www.accessallstate.com/product/AllstateFutureVestVULNY.

The Prospectus and Statement of Additional Information (SAI) are parts of the registration statement that we filed with the Securities and Exchange Commission (SEC), dated November 1, 2021 and ALNY’s registration statement dated April 29, 2021. Both documents contain additional important information about the Policy. The Prospectus and SAI are incorporated herein by reference, which means they are legally a part of this Updating Summary Prospectus.

EDGAR Contract Identifier C000176741